Supplement dated January 7, 2021
to the Prospectus dated December 1, 2020 for
Schwab Genesis Advisory Variable Annuity and
Schwab Genesis Variable Annuity
Issued by
Protective Life Insurance Company
PLICO Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus). Except as modified in this Supplement, all other terms of the Prospectus remain unchanged. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In the section entitled “SecurePay NH: Increased AWA Because of Confinement in Nursing Home,” we have updated the availability of the rider in certain states. Currently the SecurePay NH rider is not available in Connecticut and South Dakota.

If you have any questions regarding this Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Prospectus Supplement for future reference.

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